X-Square Series Trust

X-Square Municipal Income ETF (ZTAX)

Principal U.S. Listing Exchange for the Fund: NYSE Arca, Inc.

Prospectus Dated:

January 29, 2024

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

X-Square Series Trust
Centro Internacional de Mercadeo II, 90 Carr. 165, Suite 803,
Guaynabo, Puerto Rico 000968
+1 787-282-1621
www.xsquarecapital.com
info@xsquarecapital.com

X-Square Municipal Income ETF	Table of Contents

Summary Information	2
More Information About the Fund	11
Disclosure of Portfolio Holdings	19
Fund Management	20
Shareholder Information	21
Distributions	25
Tax Information	26
Financial Highlights	29
Disclaimers	33
Additional Information	33

Prospectus | January 29, 2024	1

X-Square Municipal Income ETF

Summary Information — X-Square Municipal Income ETF

Investment Objective

X-Square Municipal Income ETF (the “Fund”) seeks to provide income exempt from federal income tax.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Fund (“Shares”). Future expenses may be greater or less. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or the example below. Please contact your financial intermediary about whether such a commission may apply to your transaction. More information about these fees is available from your financial intermediary and in Shareholder Information on page 21 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses (1)	9.88%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses (3)	10.56%
Fee Waiver/Reimbursement	-9.42
Total Annual Fund Operating Expenses After Fee Waiver/Reimbursement	1.14

(1)	Other expenses are based on estimated amounts for the current fiscal year and are calculated as a percentage of the Fund’s net assets.

(2)

Acquired Fund Fees and Expenses, which are estimated based on amounts for the Fund’s initial fiscal period, are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(3)

The Adviser has contractually agreed to waive its management fees and/or to make payments to limit Fund expenses so that the total annual operating expenses (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) of the Fund do not exceed 1.00% of the Fund’s average daily net assets October 31, 2025. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of foregoing expense limit in place at the time of waiver/reimbursement or the expense limits at the time of recoupment. This agreement may only be terminated by the Board of Trustees on sixty days’ notice to the Adviser.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares. The example reflects the fee waiver and expense reimbursements for the duration of the waiver/reimbursement period only.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$116	$2,189	$4,039	$7,833

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses table or in the Example above, may affect the Fund’s performance. During the period May 18, 2023 (commencement of operations) through September 30, 2023, the Fund’s portfolio turnover rate was 0.90% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in a non-diversified portfolio of U.S. dollar-denominated municipal securities issued by Puerto Rico, Guam and the U.S. Virgin Islands.

Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes, if any) in tax-exempt municipal securities, the income from which is exempt from both federal and state income tax (“80% investment policy”). The Fund expects to invest up to 100% of its assets in tax-exempt municipal securities issued by Puerto Rico, Guam and the U.S. Virgin Islands. Municipal securities may be of any maturity, duration or credit rating including those rated below investment grade (commonly known as “junk bonds”). The Fund considers non-investment grade fixed income securities to be those that are rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”).

Under normal market conditions, the Adviser expects to invest the Fund’s assets in accordance with the following ranges:

●	Puerto Rico: 65% - 80%

●	U.S. Virgin Islands: 10% - 25%

●	Guam: 5% - 10%

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X-Square Municipal Income ETF

The Fund’s adviser, X-Square Capital LLC (the “Adviser”), identifies municipal security investments by analyzing the issuer’s legal and economic fundamentals, strength and quality of revenues and other fundamentals. The Adviser seeks to maximize the liquidity of the Fund’s portfolio by identifying individual bonds with favorable liquidity and trading volume characteristics. In seeking to provide attractive yield for the Fund, the Adviser will invest in individual bonds that it considers to be attractive relative values. In particular, the Adviser intends to analyze the macroeconomic environment of each issuer, including levels and trends of tax receipts, inflation, demographic trends, existing and proposed legislation, as well as their debt issuance calendar and ratios of debt to GDP and debt to GNP. Furthermore, as a consequence of the debt restructuring of Puerto Rico, its financial reporting has improved. This transparency enables the Adviser to conduct timely, fundamental analysis for tax supported debt, revenue bonds, industry factors, revenue trends, state of infrastructure, CAPEX trends and maintenance schedules.

The Fund is a “non-diversified” fund which means that the Fund may invest in fewer securities at any one time than a diversified fund.

Other Principal Investments

During temporary defensive periods (e.g., in response to adverse market, economic or political conditions), the Fund may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Fund may not achieve its investment objective under these circumstances. The Adviser’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent.

Principal Risks of Investing in the Fund

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

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Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality or other issuer, or an insurer of municipal securities, may make it difficult for it to pay interest and principal when due and may affect the overall municipal securities market. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings.

The governments of Puerto Rico, Guam and the U.S. Virgin Islands are subject to the PROMES Act which provides that any bankruptcy restructuring regarding these territories is to be overseen by a financial oversight and control board, instead of a bankruptcy court. Accordingly, the Fund may not receive the same treatment in a bankruptcy overseen by the financial oversight and control board as it would in a bankruptcy proceeding overseen by a court.

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Puerto Rico. Because the Fund invests a substantial percentage of its assets in municipal bonds issued by Puerto Rico, the Fund is susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico.

●	Guam. Guam’s economy is heavily dependent upon support from the U.S. Treasury and tourism, particularly from Japan, which makes Guam’s economy sensitive to fluctuations in Japan’s economy.

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U.S. Virgin Islands. The economy of the U.S. Virgin Islands is driven by tourism, which typically accounts for a substantial portion of gross domestic product and a significant share of employment. The U.S. Virgin Islands government carries a large public sector payroll and taxes continue account for a significant share of government revenues and had numerous years of budget imbalances.

Tax Risk. The Fund will be treated as a “C” corporation for federal tax purposes. Because of its concentration in certain investments, the Fund is not eligible to elect to be a regulated investment company under the Internal Revenue Code. Accordingly, unlike such a company (which has no entity level federal income tax liability if it distributes all of its taxable income to its shareholders), the Fund generally is subject to federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders.

High-Yield Bond Risk. Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the

Prospectus | January 29, 2024	5

X-Square Municipal Income ETF

Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price. Defaulted securities or those subject reorganization proceeding may become worthless and are illiquid.

Credit Risk. The risk that the Fund could lose money if the issuer or guarantor of a security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Interest Rate Risk. The risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes than a fund with a shorter average portfolio duration.

Absence of Prior Active Market Risk. While the Fund’s Shares are listed on the Fund’s listing exchange, there can be no assurance that active trading markets for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on the Adviser’s investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as authorized participants (“Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Early Close/Trading Halt Risk: An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to the special risks, including:

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Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

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Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

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Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

o

In times of market stress, market makers may step away from their role market making in the Shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and an ETF’s NAV.

o

The market price of the Shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than an ETF’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.

o

When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the Shares and an ETF’s NAV.

o

In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and an ETF’s NAV.

Issuer Risk. Changes in the financial condition or credit rating of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The values of securities of smaller, less well-known issuers can be more volatile than those of larger issuers. Issuer-specific events can have a negative impact on the value of the Fund.

Liquidity Risk. If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Fund shares at an inopportune time and shareholders may lose money and/

Prospectus | January 29, 2024	7

X-Square Municipal Income ETF

or be taxed on their investment. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, war, terrorism, regulatory events, governmental or quasi-governmental actions, and public health emergencies. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

New Adviser Risk. The Adviser has limited experience managing an ETF. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the Adviser’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing an ETF from which to judge the Adviser and the Adviser may not achieve the intended result in managing the Fund.

New Fund Risk. The Fund is a new ETF and has a limited history of operations for investors to evaluate. If the Fund does not grow large in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.

Non-Diversification Risk. The Fund’s portfolio may focus on a limited number of investments and will be subject to potential for volatility than a diversified fund.

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Performance

The Fund does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of investment operations, this section will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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Fund performance current to the most recent month-end is available and may be obtained on the Fund’s website at www.xsquarecapital.com or by calling (787) 282-1621, which may provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

X-Square Capital LLC

Ignacio Canto and Gabriel Medina are jointly and primarily responsible for the day-to-day management of the Fund and have served as the portfolio managers for the Fund since its inception in May 18, 2023.

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a Creation Unit, or multiples thereof, and only with Authorized Participants which have entered into contractual arrangements with ALPS Distributors, Inc., the Fund’s distributor (“Distributor”). A Creation Unit consists of 25,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Fund’s portfolio and/or cash.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed on the Exchange and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Premium/Discount Information

Most investors will buy and sell shares of the Fund in secondary market transactions through brokers at market prices and the Fund’s shares will trade at market prices. The market price of shares of the Fund may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of the Fund.

Information regarding how often Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, or since inception, as applicable, can be found at the Fund’s website at http://www.xsquarecapital.com.

Tax Information

The part of the Fund’s dividends that it reports as “exempt-interest dividends” will be excludable from your gross income for federal income tax purposes. (Accordingly, investment in the Fund’s shares is not appropriate for tax-exempt investors, including retirement plans and accounts, which will not benefit from that exclusion.) Distributions of the Fund’s taxable net investment income and net capital gains, if any, will be taxable to you. Exempt-interest dividends the Fund pays may be subject to state and local income taxes. In addition, a portion of those dividends is expected to be attributable to interest on private activity bonds that you must treat as a Tax Preference Item for purposes of calculating your liability, if any, for the federal alternative minimum tax.

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X-Square Municipal Income ETF

For the fiscal year ended September 30, 2023, the Fund did not qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund will be taxed as a C-corporation rather than a RIC and therefore is obligated to pay federal and state income tax. For the year ended September 30, 2023, the federal income tax rate is 21%. This tax treatment differs from most investment companies, which elect to be treated as RICs in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a RIC due to the type of assets it holds and not being able to satisfy the diversification test, pursuant to IRC Section 851, to be classified as a RIC. It is expected that the Fund will continue to be taxed as a C-corporation going forward.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information About the Fund

Investment Objective

X-Square Municipal Income ETF (the “Fund”) seeks to provide income exempt from federal income tax.

Additional Information About Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in a non-diversified portfolio of U.S. dollar-denominated municipal securities issued by Puerto Rico, Guam and the U.S. Virgin Islands. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes, if any) in municipal securities the income from which is exempt from both federal and state income tax (“80% investment policy”). The Fund expects to invest up to 100% of its assets in tax-exempt municipal securities issued by Puerto Rico, Guam and the U.S. Virgin Islands. Municipal securities may be of any maturity, duration or credit rating including those rated below investment grade (commonly known as “junk bonds”). The Fund considers non-investment grade fixed income securities to be those that are rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”). The Fund is a “non-diversified” fund which means that the Fund may invest in fewer securities at any one time than a diversified fund.

Under normal market conditions, the Adviser expects to invest the Fund’s assets in accordance with the following ranges: Puerto Rico 65% - 80%; U.S. Virgin Islands 10-25%; and Guam 5-10%.

Adviser’s Investment Process

The Adviser identifies municipal security investments by analyzing the issuer’s legal and economic fundamentals, strength and quality of revenues and other fundamentals.

In managing the Fund’s assets, the Adviser seeks to maximize the liquidity of the Fund’s portfolio by identifying individual municipal bonds with favorable liquidity and trading volume characteristics. In seeking to provide attractive yield for the Fund, the Adviser will invest in individual municipal bonds that it considers to be attractive relative values. In particular, the Adviser intends to analyze the macroeconomic environment of each issuer, including levels and trends of tax receipts, inflation, demographic trends, existing and proposed legislation, as well as their debt issuance calendar and ratios of debt to GDP and debt to GNP. Furthermore, as a consequence of the debt restructuring of Puerto Rico, its financial reporting has improved. This transparency enables the Adviser to conduct timely, fundamental analysis for tax supported debt, revenue bonds, industry factors, revenue trends, state of infrastructure, CAPEX trends and maintenance schedules.

Shares of the Fund are listed for trading on the Exchange. The market price for a share of the Fund may be different from the Fund’s most recent NAV. ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”).

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X-Square Municipal Income ETF

Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Additional Information About the Fund’s Principal Risks

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks” in the Fund’s summary.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Fixed Income Risk. Fixed income risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment). These risks could affect the value of a particular investment possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. When the Fund invests in fixed income securities the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. Generally, these changing market conditions may cause the Fund’s share price to fluctuate or decline more than other types of equity investments.

Absence of Prior Active Market Risk. While the Fund’s Shares are listed on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. The Distributor does not maintain a secondary market in Shares. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on the Adviser’s investment views. There is no guarantee that the Adviser’s investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

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Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. To the extent the Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Adviser and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as authorized participants (“Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.

Early Close/Trading Halt Risk: An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to the special risks, including:

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Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as Creation Units. You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

●

Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement

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X-Square Municipal Income ETF

system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

●

Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

o

In times of market stress, market makers may step away from their role market making in the Shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and an ETF’s NAV.

o

The market price of the Shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than an ETF’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.

o

When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the Shares and an ETF’s NAV.

o

In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and an ETF’s NAV.

High-Yield Bond Risk. Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These securities are considered speculative. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce a Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease a Fund’s share price. Defaulted securities, those subject to a reorganization including bankruptcy court protection may become worthless, completely illiquid or subject to lengthy legal proceedings that will delay the resolution of their value, if any.

Interest Rate Risk. If interest rates rise, the value of fixed-income securities or other instruments held by the Fund would likely decrease. A measure that investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund

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invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect certain fixed-income investments, including those held by the Fund. In addition, decreases in fixed income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are set at low levels and the market prices of portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. Central banks may increase their short-term policy rates or begin phasing out, or “tapering,” accommodative monetary policy facilities in the future. The timing, coordination, magnitude and effect of such policy changes on various markets is uncertain, and such changes in monetary policy may adversely affect the value of the Fund’s investments.

Issuer Risk. Changes in the financial condition or credit rating of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The values of securities of smaller, less well-known issuers can be more volatile than those of larger issuers. Issuer-specific events can have a negative impact on the value of the Fund.

Liquidity Risk. If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Fund shares at an inopportune time and shareholders may lose money and/or be taxed on their investment. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value of the Fund’s portfolio. The novel coronavirus

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X-Square Municipal Income ETF

(COVID-19) global pandemic and the aggressive responses taken by many governments had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality or other issuer, or an insurer of municipal securities, may make it difficult for it to pay interest and principal when due and may affect the overall municipal securities market. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings.

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could affect the economic viability of facilities that are the sole source of revenue to support private activity bonds. To the extent that the Fund earns interest income on private activity bonds, a part of its dividends will be a Tax Preference Item.

Natural disasters or climate related disasters, such as earthquakes, hurricanes and floods, may have a significant adverse effect on the revenue from tourism and taxes, which may impact the value of bonds issued by Puerto Rico, Guam and the U.S. Virgin Islands.

The Puerto Rico Oversight, Management, and Economic Stability Act or “PROMESA” is a law that was passed by the United States in 2016 to address the financial crisis in Puerto Rico. The PROMESA established a Financial Oversight and Management Board (“FOMB”), expedited procedures for approving critical infrastructure projects, and processes for restructuring debt. The FOMB was tasked with overseeing Puerto Rico’s debt restructuring with the aims of achieving fiscal responsibility and stabilizing Puerto Rico’s economy, The PROMESA also provides that any bankruptcy restructuring regarding these territories is to be overseen by a FOMB, instead of a bankruptcy court. Accordingly, a territory subject to PROMESA may not receive the same treatment in a bankruptcy overseen by the FOMB as it would in a bankruptcy proceeding overseen by a bankruptcy court. If the Fund holds any municipal bonds of an issuer that files for bankruptcy, a proceeding overseen by the FOMB may have a more substantial, adverse impact the Fund than a proceeding overseen by U.S. federal bankruptcy court.

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●

Puerto Rico. Because the Fund invests a substantial percentage of its assets in municipal bonds issued by Puerto Rico, the Fund is susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico. Events, including economic and political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties and changes in the credit ratings assigned to Puerto Rico’s municipal issuers, are likely to affect the Fund’s performance. Additionally, there may be a limited number of participants in the market for certain securities issued by Puerto Rico (including its instrumentalities), which could lead to an illiquid market for the securities and hamper the Fund’s ability to purchase or sell a security and/or the decrease price paid or received when purchasing or selling a security. Tourism, which is an important component of the Puerto Rico economy, and U.S. economic downturn have had a negative effect on the economy in the past. For example, in 2017, Hurricane Maria hit Puerto Rico as a category 5 hurricane and left significant parts of the island without power for more than 6 months. Puerto Rico’s tax revenues were adversely impacted in a significant manner during that period, leading to a decline in tax collections of roughly 30% or more. Such declines in revenue could make it more difficult for issuers to pay interest and principal when due on their bonds.

●	Guam. Guam’s economy is heavily dependent upon support from the U.S. Treasury and tourism, particularly from Japan, which makes Guam’s economy sensitive to fluctuations in Japan’s economy.

●

U.S. Virgin Islands. The economy of the U.S. Virgin Islands is driven by tourism, which typically accounts for a substantial portion of gross domestic product and a significant share of employment. The local tourism industry has declined due to the global COVID-19 pandemic. The U.S. Virgin Islands government carries a large public sector payroll and taxes continue account for a significant share of government revenues and had numerous years of budget imbalances.

New Adviser Risk. The Adviser has limited experience managing an ETF. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the Adviser’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing an ETF from which to judge the Adviser and the Adviser may not achieve the intended result in managing the Fund.

New Fund Risk. The Fund is a new ETF and has a limited history of operations for investors to evaluate. If the Fund does not grow large in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.

Non-Diversification Risk. The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a

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X-Square Municipal Income ETF

limited number of issuers that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Tax Risk. The Fund will be taxed as an ordinary corporation for any year in which it fails to qualify as a RIC under the applicable tax laws. In such circumstances, the Fund may be required to recognize unrealized gains, pay substantial taxes and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Other Risks

The following section provides information regarding certain other risks of investing in the Fund.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of the Fund’s prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

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Cybersecurity and Disaster Recovery. Information and technology systems relied upon by the Fund, the Adviser, the Fund’s other service providers (including, but not limited to, the Fund Accountant, Custodian, Transfer Agent, Administrator, Distributor and index providers, as applicable), market makers, Authorized Participants, financial intermediaries and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Adviser and the Fund’s other service providers have implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants, financial intermediaries and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, impact the Fund’s ability to calculate its net asset value or impede trading. Such a failure could also harm the reputation of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants, financial intermediaries and/or issuers of securities in which the Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

Operations. The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Changes in Investment Objective or Policies

The Fund’s Board of Trustees (the “Board”) may change the Fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders. The Fund’s other investment policies and strategies may be changed by the Board without shareholder approval unless otherwise provided in this prospectus or in the Statement of Additional Information.

Temporary Defensive Investments

The Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating assets to cash, cash equivalent investments or other less volatile instruments — in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings are disclosed each day on its website at
http://wwwxsquarecapital.com. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

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X-Square Municipal Income ETF

Fund Management

The Adviser

X-Square Capital, LLC, a Puerto Rico limited liability company registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”), is the investment adviser of the Fund (the “Adviser”). The Adviser is located at Centro Internacional de Mercadeo II, 90 Carr 165, Ste 803, Guaynabo, PR 00968. As of December 31, 2023, the Adviser had $426 million in assets under management.

The Adviser is responsible for the Fund’s investment operations and its business affairs pursuant to a management agreement between the Trust and the Adviser with respect to the Fund (“Management Agreement”). Under the Management Agreement, the Adviser is paid a monthly management fee at an annual rate of 0.65% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fees and/or to make payments to limit Fund expenses so that the total annual operating expenses (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) of the Fund do not exceed 1.00% of the Fund’s average daily net assets through October 31, 2025. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limit in place at the time of waiver/reimbursement or the expense limits at the time of recoupment. This agreement may only be terminated by the Board of Trustees on sixty days’ notice to the Adviser.

A discussion regarding the Board of Trustees’ approval of the Management Agreement with respect to the Fund will be available in the Fund’s semi-annual report.

Portfolio Managers

The portfolio managers listed below are responsible for the day-to-day management of the Fund. Please refer to the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and ownership of Shares of the Fund.

●

Ignacio Canto, CFA – Mr. Canto, President of the Adviser, has been a portfolio manager of the Fund since May 2023 and joined the Adviser in 2013. Mr. Canto was Executive Vice President and Treasurer of Government Development Bank for Puerto Rico (“GDB”) from August 2010 until December 31, 2012. In such capacity, he was responsible for GDB’s asset and liability management, and for pricing and structuring over $18 billion of bonds issued by the Commonwealth of Puerto Rico and its instrumentalities. While at GDB, Mr. Canto implemented a global macro trading strategy with success, focusing on fundamental trends and technical studies.

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Between July 2005 and August 2010, Mr. Canto worked as a portfolio manager and portfolio analyst at Santander Asset Management Corporation, where he traded interest rate derivatives, U.S. Government agency debentures, structured products, municipal bonds, equities and equity derivatives, and in the Investment Banking division of Santander Securities Corporation. Mr. Canto has a Bachelor of Business Administration with a concentration in Finance from Boston University’s School of Management. Mr. Canto holds the Chartered Financial Analyst (“CFA”) designation and the Financial Risk Manager (“FRM”) designation.

●

Gabriel Medina, CFA – Mr. Medina, Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since May 2023 and joined the Adviser in 2015. Mr. Medina began his career as a Process Engineer in Boston as part of a leadership program focused on developing performance, cross-cutting, and leadership skills at Saint-Gobain, a worldwide manufacturer. While working toward his graduate degree in 2013, he consulted for Lionchase Holdings, a private equity firm focused on the development of microcap firms. As part of his work, Mr. Medina assisted the general partner in the development of leverage buyout (“LBO”) models for distressed, privately-owned firms. In 2014, Mr. Medina joined Liberty Mutual Insurance as a Business Analyst responsible for the development and monitoring of monthly performance reports for the auto claims department division. Mr. Medina later joined Accenture as a Business Analyst in Los Angeles, where he worked on the delivery and implementation of solutions to IT challenges faced by multinational companies. Mr. Medina has a Bachelor of Science in Mechanical Engineering from Boston University and a Master in Finance from the University of Massachusetts. Mr. Medina holds the Chartered Financial Analyst (“CFA”) designation.

Shareholder Information

Investments by Investment Companies

Registered investment companies and unit investment trusts (“Investing Funds”) are subject to the restrictions of Section 12(d)(1) of the 1940 Act when investing in the Fund, except as permitted (i) under Rule 12d1-4 of the 1940 Act or (ii) pursuant to an exemptive order that permits Investing Funds to invest in a Fund beyond the limits in Section 12(d)(1), subject to certain terms and conditions, including that the Investing Fund enter into an agreement with the Fund regarding the terms of the investment.

Determination of NAV

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the Exchange. The Exchange is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets

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X-Square Municipal Income ETF

or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of the Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time the Fund calculates its NAV, the security will be fair valued by the Adviser as the “valuation designee” in accordance with the valuation policies and procedures approved by the Board of Trustees of the Trust. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its Shares, the value of the Fund’s portfolio securities may change on days when the Fund shareholder will not be able to purchase or sell his or her Shares.

Buying and Selling Exchange-Traded Shares

Authorized Participants

The Fund issues and redeems Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a Depository Trust Company (“DTC”) participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

An Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

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Investors

Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (“Securities Act”), may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

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X-Square Municipal Income ETF

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Fund and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.

For More Information:

Existing Shareholders or Prospective Investors

X-Square Municipal Income ETF
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

Dealers

X-Square Municipal Income ETF
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

Distribution and Service Plan

The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

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Frequent Purchases and Redemptions of Fund Shares

The Board has evaluated the risks of frequent purchases and redemptions of Fund shares (“market timing”) activities by the Fund’s shareholders. The Board noted that Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.

With respect to trades directly with the Fund, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that the Trust allows or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. The Fund imposes transaction fees on in-kind purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting in-kind trades, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.

Distributions

Dividends and Distributions

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends semi-annually.

The Fund intends to distribute substantially all of its net capital gains annually in September. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Annual Statements

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions, other than exempt-interest dividends paid by the Fund, declared in September to shareholders of record in such month, but paid in October, are taxable as if they were paid in September. The Fund make every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

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X-Square Municipal Income ETF

Avoid “Buying a Dividend”

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Dividend Reinvestment Service

Brokers may make available the Depository Trust Company book-entry dividend reinvestment service to their customers who own Fund Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market.

Tax Information

Tax Considerations

If you are subject to U.S. federal income tax, you will be subject to tax on taxable Fund distributions, other than exempt-interest dividends paid by the Fund, as discussed below. For federal income tax purposes, taxable Fund distributions will be taxable to you as either ordinary income or capital gains. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions

Dividends paid to shareholders of the Fund that are derived from municipal security interest income are expected to be reported by the Fund as “exempt-interest dividends” and shareholders may generally exclude such dividends from gross income for federal income tax purposes. However, there can be no assurance that the Fund will satisfy the requirements to pay dividends eligible to be reported as “exempt-interest dividends” with respect to a particular taxable year. The federal tax exemption for “exempt-interest dividends” from municipal securities does not necessarily result in the exemption of such dividends from state and local taxes. The Fund may invest a portion of its assets

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in securities that generate income that is not exempt from federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax. The Fund seeks to produce income that is generally exempt from federal income tax and will not benefit investors in tax-sheltered retirement plans or individuals not subject to federal income tax.

Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Taxable distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Taxable distributions reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders, such as estates and trusts, whose gross income as adjusted or modified for tax purposes exceeds certain threshold amounts.

In general, your taxable distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Taxable distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution, if taxable, will generally be taxable even though it may economically represent a return of a portion of your investment. Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on

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X-Square Municipal Income ETF

a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains from non-U.S. investments of the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30% unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited.

Taxes on Purchases and Redemptions of Creation Units

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging Authorized Participant’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging Authorized Participant’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an Authorized Participant who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

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Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less.

Federal Income Taxes

For the fiscal year ended September 30, 2023, the Fund did not qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund will be taxed as a C-corporation rather than a RIC and therefore is obligated to pay federal and state income tax. For the year ended September 30, 2023, the federal income tax rate is 21%. This tax treatment differs from most investment companies, which elect to be treated as RICs in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a RIC due to the type of assets it holds and not being able to satisfy the diversification test, pursuant to IRC Section 851, to be classified as a RIC. It is expected that the Fund will continue to be taxed as a C-corporation going forward.

The information in this section “Tax Information” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period since commencement of operations on May 18, 2023. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in the table for the fiscal year ended September 30, 2023 have been audited by Cohen & Company Ltd., the Fund’s independent registered public accounting firm whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders and is incorporated by reference into the SAI. This information provided below should be read in conjunction with the Annual Report and the notes to the consolidated financial statements accompanying the Annual Report. The annual report and SAI are available free of charge upon request.

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X-Square Municipal Income ETF

For the Period May 18, 2023 (Commencement of Operations) to September 30, 2023
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.39
Net realized and unrealized loss) on investments	(0.59)
Net decrease in Net Asset Value	(0.20)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.46)
From return of capital	(0.11)
Total Distributions to Shareholders	(0.57)

Net asset value per share - end of period	$24.23

Total Investment Return - Net Asset Value(b)	(0.88%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of period (000s)	$3,732
Ratio of actual expenses to average net assets including fee waivers and reimbursements (c)	1.70%
Ratio of actual expenses to average net assets excluding fee waivers and reimbursements (c) (d)	9.85%
Ratio of net investment loss to average net assets(c)	4.13%
Portfolio turnover rate	0.90%

[a]	Calculated using average shares outstanding.

[b]

Total investment return is calculated assuming a purchase of shares at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

[c]	Ratio includes $5,948 or 0.60% of tax expense attributable to federal statutory income tax. The fund did not accrue a net deferred tax expense or benefit.

[d]	Ratio includes $19,968 or 0.75% of organizational expenses and offering costs that have not been annualized.

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X-Square Municipal Income ETF

Investment Adviser X-Square Capital LLC Centro Internacional de Mercadeo II 90 Carr 165, Ste 803 Guaynabo, PR 00968	Transfer Agent State Street Bank and Trust Co. One Lincoln Street Boston, MA 02111
Custodian State Street Bank and Trust Co. One Lincoln Street Boston, MA 02111	Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1835 Market St., Suite 310, Philadelphia, Pennsylvania 19103
Distributor ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203
Legal Counsel Thompson Hine LLP 41 S. High Street, Suite 1700 Columbus, OH 43215

Disclaimers

Shares of the Trust are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the Shares of the Fund. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

Additional Information

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s Shares. Information about the Fund can be reviewed on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. These documents and other information concerning the Trust also may be inspected at Centro Internacional de Mercadeo II, 90 Carr 165, Ste 803, Guaynabo, PR 00968.

The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The SAI is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s Annual Report, filed December 11, 2023, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Fund’s annual and semi-annual reports may be obtained without charge by writing to the Fund at c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203or by calling 1 (844) 314-9951.

Investment Company Act File No. 811-23769.